UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2004


                                  PACEL CORP.
          -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Virginia                     000-29459                54-1712558
----------------------------       ----------------       ----------------------
(State or other jurisdiction       (Commission            (IRS Employer
   of incorporation)                   file number)          Identification No.)


10108 Industrial Drive, Pineville, North Carolina                   28134
---------------------------------------------------          -------------------
   (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: (704) 643-0676


                                       N/A
          -----------------------------------------------------------
         (Former name or former address, if changes since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))










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ITEM 2.01       COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The registrant has completed its proposed internal corporate reorganization among its various subsidiaries.

Management of the registrant has undertaken an evaluation of its organizational structure and concluded that a restructuring would be in the registrant's interests, operationally and financially. With that in mind, management has recommended that all of the registrant's Professional Employee Organizations ("PEO") activities will be conducted through The Resourcing Solutions Group, Inc., ("TRSG"), the registrant's majority-owned subsidiary and all other non-PEO activities be conducted through the registrant. Under the current corporate structure, all PEO businesses, except Benecorp Business Services ("BBS") are subsidiaries of TRSG. This structure requires the registrant to make multiple filings with various states for PEO licensing. TRSG is required to file various state mandate documents and post significant indemnity bonds, up to $100,000 per state, in order to secure its PEO license. In order for BBS to secure a license to operate, it must file essentially duplicate documents and post similar indemnity bonds, Asmara Services I, Inc. is an inactive PEO business. In order to report only the active PEO business, management believes that the inactive PEO business should become a subsidiary of the registrant. Furthermore, in reviewing the market potential in the human resources outsourcing industry, management of the registrant believes significant future revenue can be generated by offering insurance products and services. In order to capitalize on this revenue potential and to ensure compliance with federal Employee Retirement Income Security Act of 1974, management believes that segregating the insurance and risk management services from the PEO services will permit expansion in both areas and will separate these businesses, each of which require state licensing. The proposed reorganization will also streamline management reporting since all businesses with like functions will be under one corporate structure. This will permit the registrant to leverage its resources in its various business operations. The proposed reorganization will not have a direct impact on shareholders of the registrant.


ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

Financial statements are not included with this report. Since the registrant currently files consolidated financial statements with its majority-owned subsidiary, The Resourcing Solutions Group, Inc., there is no need to file financial statements either of the businesses acquired or on a proforma basis. In addition, the corporate reorganization and the acquisition of assets pursuant thereto does not meet the definition of a "significant subsidiary" as defined in Rule 1-102 of Regulation S-X and the acquisition of assets does not exceed 20% of the conditions set forth in Rule 3-05 of Regulation S-X.

EXHIBIT NO.                DESCRIPTION

   10.1 Stock Purchase Agreement dated December 30, 2004 between The Resourcing Solutions Group, Inc. and Asmara Services I, Inc. and Pacel Corporation.

   10.2 Asset Purchase Agreement dated December 31, 2004 between Benecorp Business Services, Inc. and The Resourcing Solutions Group, Inc.

   10.3           Description of new corporate structure


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Pacel Corporation

Dated: January 11, 2005                              By: /s/ GARY MUSSELMAN
                                                        ------------------------
                                                           President